================================================================================



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 11, 2000

                              CHESTER BANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

               DELAWARE                               000-21167                             37-1359570
    (State or Other Jurisdiction of           (Commission File Number)         (IRS Employer Identification Number)
            Incorporation)

                   1112 State Street, Chester, Illinois 62233
                     (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (618) 826-5038









================================================================================

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On July 11, 2000, Chester Bancorp, Inc. (the "Company") dismissed
KPMG LLP as the Company's independent accountants and appointed McGladrey & Pullen, LLP as its new independent accountants. The decision to change accountants was approved by the Audit Committee of the Board of Directors of the Company.

         During each of the past two fiscal years, the opinion of KPMG LLP did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the preceding two fiscal years (and the subsequent interim period) the Company had no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of KMPG LLP, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. None of the events described at Item 304(a)(1)(v) of Regulation S-K took place within the preceding two fiscal years nor in the subsequent interim period.

         McGladrey & Pullen, LLP's appointment is effective July 11, 2000. During the preceding two fiscal years and the subsequent interim period prior to such appointment, the Company did not consult with McGladrey & Pullen, LLP regarding the application of generally accepted accounting principles to a specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company's financial statements. Because there were no disagreements or reportable events (as defined in Item 304(a)(2) of Regulation S-K), the Company did not consult McGladrey & Pullen, LLP in respect to those matters during that time.

         The Company provided KPMG LLP with a copy of this report prior to filing it with the Securities and Exchange Commission ("SEC"). The Company requested that KPMG LLP furnish the Company with a letter to the SEC stating whether KPMG LLP agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of KPMG's letter dated July 17, 2000 is filed as Exhibit 16.1 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C)  EXHIBITS

        16.1        Letter from KPMG LLP to the Company dated July 17, 2000

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Chester Bancorp, Inc.

Date: July 17, 2000                     By: /s/ Michael W. Welge
                                        Michael W. Welge
                                        Chairman of the Board, President and
                                        Chief Financial Officer









                                       3